UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2021

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

2701 KENT AVENUE
WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2021, Inotiv, Inc. (the "Company" or "Inotiv") entered into a Third Amendment to Amended and Restated Credit Agreement (the "Amendment"), which amended the Amended and Restated Credit Agreement between the Company and First Internet Bank of Indiana (the "Lender"), as amended (the "Credit Agreement"). Pursuant to the Amendment, the Lender consented to the acquisition by the Company of Plato BioPharma, Inc. (“Plato”) by merger of Plato with a wholly owned subsidiary of the Company (the “Plato Acquisition”) and the subsequent merger of the surviving corporation of that merger with another wholly owned subsidiary of the Company. In addition, the Amendment amended the Credit Agreement to (i) add the promissory notes to be issued to former Plato shareholders in the Plato Acquisition as permitted indebtedness, which notes will be issued by the surviving company, guaranteed by the Company and subordinated in favor of the Lender, and (ii) add references to the Plato Acquisition to certain provisions of the Credit Agreement relating to subordination agreements, representations and warranties, and certain covenants to permit the Plato Acquisition to occur. The Amendment includes agreements by the Company to obtain certain landlord waivers within 30 days of the closing of the Plato Acquisition and to deliver to the Lender signed subordination agreements.

The description of the Amendment is qualified in its entirety by reference to the terms of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On October 4, 2021, the Company issued a press release announcing the execution of the Plato Merger Agreement and the consummation of the merger contemplated thereby. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in response to this Item 7.01. The information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this report:

10.1	Amendment No. 3 to Amended and Restated Credit Agreement between Inotiv, Inc. and First Internet Bank of Indiana, dated October 4, 2021
99.1	Press release dated October 4, 2021
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inotiv, Inc.

Date: October 4, 2021	By:	/s/ Beth A. Taylor
Beth A. Taylor
Chief Financial Officer Vice President - Finance